                                                                  EXECUTION COPY

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                      AMENDED AND RESTATED TRUST AGREEMENT

                                     between

                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.

                                       and

                            WILMINGTON TRUST COMPANY
                                  Owner Trustee

                          Dated as of December 1, 2004

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                                TABLE OF CONTENTS

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 SECTION 4.1.  Prior Notice to Certificateholders with Respect to Certain
               Matters.......................................................20
 SECTION 4.2.  Action by Certificateholders with Respect to Certain Matters..20

 SECTION 5.4.  No Duties Except as Specified in this Agreement or in
               Instructions..................................................23

                                       i

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 SECTION 9.5.  Appointment of Co-Indenture Trustee or Separate Indenture

                                       ii

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EXHIBITS
--------

EXHIBIT A    -  Form of Certificate of Trust

EXHIBIT B-1  -  Form of Class R Certificate

EXHIBIT B-2  -  Form of Class C Certificate

EXHIBIT C    -  Form of Transferee's Certificate for Qualified Institutional
                Buyers

EXHIBIT D    -  Form of Transferee's Certificate for Institutional Accredited
                Investors

EXHIBIT E    -  Form of Transferor's Certificate

EXHIBIT F    -  Form of ERISA Certificate

EXHIBIT G    -  Form of Flow Through Entity Certificate

                                      iii

                  AMENDED AND RESTATED TRUST AGREEMENT dated as of December 1,
2004 between LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation
(the "Transferor"), and Wilmington Trust Company, a Delaware banking corporation, acting hereunder not in its individual capacity but solely as Owner
Trustee (in such capacity, the "Owner Trustee").

                  WHEREAS, the Transferor and the Owner Trustee have entered into a Trust Agreement dated as of December 1, 2004 (the "Original Trust
Agreement"); and

                  WHEREAS, the Transferor and the Owner Trustee wish to amend and restate the Original Trust Agreement by entering into this Agreement.

                  NOW THEREFORE, in consideration of the covenants and
agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I.

                                   Definitions

                  SECTION 1.1. Capitalized Terms. For all purposes of this
Agreement, the following terms shall have the meanings set forth below, terms defined in the singular shall include the plural:

                  "Agreement" shall mean this Amended and Restated Trust
Agreement, as the same may be further amended and supplemented from time to time.

                  "Capital Account" shall have the meaning assigned to such term in Section 2.11.

                  "Certificate" shall mean each of the Class C Certificate and the Class R Certificate.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit A to be filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Act.

                  "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

                  "Certificateholder" or "Holder" shall mean the person in whose name a Certificate is registered on the Certificate Register.

                  "Class C Certificate" means the certificate substantially in the form of Exhibit B-2 attached hereto.

                  "Class R Certificate" means a trust certificate evidencing the entire beneficial interest in the Trust, substantially in the form of Exhibit
B-1 attached hereto.

                  "Derivative Contract" means any ISDA Master Agreement,
together with the related Schedule and Confirmation, entered into by the Trust and a Derivative Counterparty in accordance with Section 2.12.

                  "Derivative Counterparty" means any counterparty to a
Derivative Contract as provided in Section 2.12.

                  "Instructing Party" shall have the meaning assigned to such term in Section 5.3.

                  "Nonrecourse Debt Minimum Gain" means "partner nonrecourse debt minimum gain" as defined in Treasury Regulation 1.704-2(i)(2).

                  "Non-Registered Trust Certificate" means a Certificate other than a Registered Trust Certificate.

                  "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement and pursuant to each Transfer
Agreement, all funds on deposit from time to time in Collection Account, the
Pre-Funding Account, the Supplemental Enhancement Account or the Note Account
and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Spread Account Agreement.

                  "Partnership Interest" means with respect to any
Certificateholder, the partnership interest as determined by the relative amounts in each Certificateholder's Capital Accounts.

                  "Registered Trust Certificate" means a Certificate that was sold pursuant to a registration statement that has been filed and has become effective under the Securities Act.

                  "Secretary of State" means the Secretary of State of the State of Delaware.

                  "Statutory Trust Act" shall mean Chapter 38 of Title 12 of the
Delaware Code, 12 Del. Code ss. 3801 et. seq. as the same may be amended from time to time.

                  "Transferee's Certificate" means a certificate in the form of
Exhibits C or D hereto.

                  "Transferor's Certificate" means a certificate in the form of
Exhibit E hereto.

                  "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury
Regulations.

                  "Trust" means the trust established by this Agreement.

                  "Trust Minimum Gain" means "partnership minimum gain" as
defined in Treasury Regulations 1.704-2(b)(2) and 1.704-(d). In accordance with
Treasury Regulations Section 1.704-2(d), the amount of Trust Minimum Gain is determined by first computing, for each nonrecourse liability of the Trust, any gain the Trust would realize if it disposed of the property subject to the liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Certificateholder's share of Trust Minimum Gain shall be determined in accordance with Treasury Regulation
Section 1.704-2(g)(1).

                  "WTC" means Wilmington Trust Company, a Delaware banking
corporation, in its individual capacity.

                  SECTION 1.2. Other Definitional Provisions.

                    (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in Annex A to the Sale and Servicing Agreement.

                    (b) All terms defined in this Agreement shall have the
               defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                    (c) As used in this Agreement and in any certificate or
               other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                    (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this
               Agreement as a whole and not to any particular provision of this
               Agreement; Section and Exhibit references contained in this
               Agreement are references to Sections and Exhibits in or to this
               Agreement unless otherwise specified; and the term "including"
               shall mean "including without limitation."

                    (e) The definitions contained in this Agreement are
               applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                  ARTICLE II.

                                  Organization

                  SECTION 2.1. Name. There is hereby formed a trust to be known as "Long Beach Acceptance Auto Receivables Trust 2004-C," in which name the
Owner Trustee may

conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

                  SECTION 2.2. Office. The principal office of the Trust, and such additional offices as the Class R Certificateholder may direct the Owner
Trustee to establish, shall be located at such place or places inside or outside the State of Delaware as the Class R Certificateholder may unanimously designate from time to time. The Class R Certificateholder hereby designates the office of the Owner Trustee at Rodney Square North, 1100 North Market Street, Wilmington,
Delaware 19890-0001, Attention: Corporate Trust Administration as the principal office of the Trust.

                  SECTION 2.3. Purposes and Powers. The Trust and the parties to this Agreement shall be subject to the following provisions regarding the purposes, powers and procedures of the Trust:

                         (a) The purpose of the Trust is to engage solely in the
        following activities:

                  (i) to acquire the Owner Trust Estate pursuant to Article II of the Sale and Servicing Agreement and each Transfer Agreement, as applicable;

                  (ii) to issue the Notes pursuant to the Indenture and the
        Class C Certificate and the Class R Certificate pursuant to this
        Agreement, to sell and exchange the Notes and to transfer the Class R
        Certificate to the Transferor and sell the Class C Certificate and to pay interest on and principal of the Notes and distributions on the
        Certificates;

                  (iii) with the proceeds of the sale of the Notes and the Class
        C Certificate, to fund the Pre-Funding Account, the Spread Account and the Supplemental Enhancement Account, and to pay the balance to the
        Transferor pursuant to the Sale and Servicing Agreement;

                  (iv) to assign, grant, transfer, pledge, mortgage and convey the Pledged Property to the Indenture Trustee pursuant to the Indenture for the benefit of the Note Insurer, the Certificateholders and the
        Noteholders and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement, each Transfer
        Agreement and the Spread Account Agreement any portion of the Pledged
        Property released from the Lien of the Indenture;

                  (v) at the direction of the Transferor and subject to the
        requirements set forth in Section 2.12 hereof, to enter into Derivative
        Contracts for the benefit of the Class R Certificateholder;

                  (vi) to enter into and perform its obligations under the Basic
        Documents to which it is a party;

                  (vii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (viii) subject to compliance with the Basic Documents, to
        engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic
Documents.

                         (b) The Trust's only assets shall be the Owner Trust
        Estate. Other than the Notes, the Trust shall not secure any indebtedness with any of the Owner Trust Estate.

                         (c) Other than with respect to the transfer to the
        Trust of the Trust Assets, the Trust shall not do any of the following:
        acquire any obligations of, make loans or advances to, borrow funds from, assume or guarantee the obligations or liabilities of, have its obligations or liabilities guaranteed by, or hold itself out as responsible for the debts and obligations of the Owner Trustee, the
        Certificateholders, LBAC, LBARC-WI, the Indenture Trustee or any other person or entity.

                         (d) The Owner Trustee shall not manage, control, use,
        sell, dispose of or otherwise deal with any part of the Owner Trust
        Estate except in accordance with the specific limitations set forth in this Agreement and the other Basic Documents to which the Trust is a party.

                         (e) The Trust shall, in all dealings with the public,
        identify itself under the name of the Trust and as a separate and distinct entity from any other Person or entity. All transactions and agreements between the Trust and third parties shall be conducted in the name of the Trust as an entity separate and independent from the Owner
        Trustee, the Indenture Trustee, the Transferor, LBAC and any
        Certificateholder.

                         (f) All transactions and agreements between the Trust,
        on the one hand, and any of WTC, the Owner Trustee, the Indenture
        Trustee, the Trust Collateral Agent, the Custodian, the Transferor,
        LBAC, the Class R Certificateholder and the Class C Certificateholder,
        on the other hand, shall reflect the separate legal existence of each entity and will be formally documented in writing. The pricing and other material terms of all such transactions and agreements shall be on terms substantially similar to those that would be available on an arm's-length basis with unaffiliated third parties.

                         (g) The Trust shall not commingle its funds and other
        assets with those of any other Person or business entity and shall maintain its assets and liabilities in such a manner that it shall not be costly or difficult to segregate, ascertain or identify its individual assets and liabilities from those of any other person or entity. The Owner Trustee shall hold the Owner Trust Estate on behalf of the Trust.

                         (h) The Trust shall pay its liabilities and losses as
        they become due from the Owner Trust Estate, provided, however, that none of the Owner Trust Estate shall be used to pay the liabilities
        (including liability in respect of guaranties) and losses of WTC, the
        Transferor, LBAC, the Indenture Trustee, the Trust Collateral Agent, the
        Custodian or

        any Certificateholder. The Trust has been structured to maintain capital in an amount reasonably sufficient to meet the anticipated needs of the
        Trust.

                         (i) The Trust shall not share any of the same officers
        or other employees with the Servicer, the Transferor, LBAC, the
        Indenture Trustee, the Trust Collateral Agent, the Custodian or any
        Certificateholder.

                         (j) The Trust shall not, jointly with the Servicer, the
        Transferor, LBAC, the Indenture Trustee, the Trust Collateral Agent, the
        Custodian or any Certificateholder contract or do business with vendors or service providers or share overhead expenses.

                         (k) The Trust shall maintain its own bank accounts,
        books and records and annual financial statements prepared in accordance with generally accepted accounting principles, separate from those of
        WTC, the Owner Trustee, the Indenture Trustee, the Trust Collateral
        Agent, the Custodian, the Transferor, LBAC, LBARC-WI and any
        Certificateholder. The foregoing will reflect that the assets and liabilities of and all transactions and transfers of funds involving the
        Trust shall be separate from those of each such other entity, and the
        Trust shall pay or bear the cost of the preparation of its own financial statements and shall not pay or bear the cost of the preparation of the financial statements of any such other entity. Neither the accounting records nor the financial statements of the Trust will indicate that the
        Owner Trust Estate is available to pay creditors of WTC, the Indenture
        Trustee, the Trust Collateral Agent, the Custodian, the Transferor,
        LBAC, LBARC-WI or any Certificateholder or any other person or entity.

                         (l) The Owner Trustee shall not have the power to
        commence a voluntary proceeding in bankruptcy relating to the Trust without the prior approval of the Certificateholders and the Transferor and the delivery to the Owner Trustee by each of the Certificateholders and the Transferor of a certificate stating that such entity reasonably believes that the Trust is insolvent.

                         (m) Each of the Owner Trustee and the Transferor
        covenants and agrees that it will not at any time institute against any
        Certificateholder, or join in any institution against any
        Certificateholder of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any
        United States of America federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or this
        Agreement. The Owner Trustee and the Transferor each covenants and agrees that it will not, in any capacity, seek the substantive consolidation of the assets of the Trust with any Certificateholder.

                         (n) The Certificates cannot be transferred other than
        pursuant to Section 3.7.

                         (o) The Owner Trustee may, pursuant to Section 5.2 of
        this Agreement, delegate certain administrative duties relating to the
        Trust to specified entities (other than the Class R Certificateholder), which will be authorized to prepare on behalf of the Trust all documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file and deliver. However, the Owner Trustee may not delegate

        any such administrative duties to the Class R Certificateholder, and the
        Class R Certificateholder may not perform any of the Trust's duties or obligations.

                         (p) The Class R Certificate shall entitle the Class R
        Certificateholder only to the benefits and distributions as are expressly set forth in this Agreement.

                         (q) The Class C Certificate shall entitle the Class C
        Certificateholder only to the benefits and distributions as are expressly set forth in this Agreement.

                         (r) The Trust and this Agreement may not be revoked or
        terminated except in accordance with Section 8.1 of this Agreement and in no event shall any Certificateholder have the ability to terminate the Trust unilaterally.

                         (s) The Trust shall not consensually merge or
        consolidate with any of WTC, the Owner Trustee, the Transferor, LBAC,
        LBARC-WI or any Certificateholder.

                         (t) Neither the Transferor nor any Certificateholder
        shall request or instruct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or contrary to the limited purposes of the Trust, and the Owner Trustee shall be under no obligation to comply with any such request or instruction if given.

                  SECTION 2.4. Appointment of Owner Trustee. The Transferor
hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

                  SECTION 2.5. Initial Capital Contribution to the Trust. The
Transferor hereby sells, assigns, transfers, conveys and sets over to the Owner
Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Transferor, as of the date hereof, of the foregoing contribution, which shall constitute the initial property of the
Trust. The Transferor shall pay organizational expenses of the Trust as they may arise.

                  SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate for the use and benefit of the
Certificateholders in trust upon and subject to the conditions set forth herein, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. Effective as of the date hereof, the Owner
Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Statutory Trust Act with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the
Certificate of Trust with the Secretary of State.

                  No Certificateholder shall have any personal liability for any liability or obligation of the Trust.

                  SECTION 2.7. Title to Owner Trust Estate

                         (a) Legal title to all the Owner Trust Estate shall be
        vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the
        Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

                         (b) No Certificateholder shall have legal title to any
        part of the Owner Trust Estate. The Class R Certificateholder shall be entitled to receive distributions with respect to its undivided ownership interest therein only in accordance with the Sale and
        Servicing Agreement and the Spread Account Agreement. The Class C
        Certificateholder shall be entitled to receive distributions with respect to its undivided ownership interest therein only in accordance with the Sale and Servicing Agreement. No transfer, by operation of law or otherwise, of any right, title or interest by the Class R
        Certificateholder of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

                  SECTION 2.8. Situs of Trust. The Trust shall be administered in the State of Delaware.

                  SECTION 2.9. Representations and Warranties of the Transferor.
The Transferor makes the following representations and warranties on which the
Owner Trustee relies in accepting the Trust Assets in trust and issuing the
Certificates and upon which the Note Insurer relies in issuing the Policy:

                         (a) Organization and Good Standing. The Transferor is
        duly organized and validly existing as a Delaware corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic
        Documents to which it is a party.

                         (b) Due Qualification. The Transferor is duly qualified
        to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents to which it is a party requires such qualification.

                         (c) Power; Authority; Execution; Enforceability. The
        Transferor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Transferor has full power and authority to sell and assign the property to be conveyed and assigned to and deposited with the Trust and the Transferor has duly authorized such conveyance and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party has been duly authorized by the Transferor by all necessary corporate action. The Transferor has duly executed this Agreement and the other Basic Documents to which it is a party, and this Agreement and the other Basic Documents to which it is a party constitute the legal, valid and binding obligations of the Transferor, enforceable against the
        Transferor in accordance with their terms.

                         (d) No Consent Required. No consent, license, approval
        or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required to be obtained by the Transferor in connection with the execution, delivery or performance of this Agreement and the Basic Documents to which the
        Transferor is a party, except for such as have been obtained, effected or made.

                         (e) No Violation. The consummation of the transactions
        contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Transferor, or any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

                         (f) No Proceedings. There are no proceedings or
        investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the
        Basic Documents to which the Transferor is a party, (B) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents to which the Transferor is a party, (C)
        seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents to which the Transferor is a party, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes or the Certificates.

                         (g) No Liens. Upon the conveyance, assignment or other
        transfer of any of the Trust Assets by the Transferor to the Trust
        pursuant to the Sale and Servicing Agreement and each Transfer
        Agreement, the Transferor will have conveyed to the Trust good title, free and clear of any lien, encumbrance or other interests of others
        (including any claim of any creditor of the Transferor or any of its
        Affiliates) of any nature and the Trust will have the right to Grant and deliver the Pledged Property to the Indenture Trustee in accordance with the Indenture and upon the Grant and delivery of the Pledged Property by the Trust to the Indenture Trustee in the manner contemplated by the
        Indenture, and assuming the validity and binding effect of the
        Indenture, the Indenture Trustee will have obtained a valid first priority security interest therein, prior to all liens.

                         (h) Records. Immediately upon the sale or other
        delivery of any Trust Assets to the Trust pursuant to the Sale and
        Servicing Agreement and each Transfer Agreement, the Transferor will make any appropriate notations on its records to indicate that the Trust
        Assets have been transferred to the Trust pursuant to the Sale and
        Servicing Agreement, each Transfer Agreement and, to the extent it constitutes Pledged Property, has been pledged by the Trust to the
        Indenture Trustee to secure payment of the Notes.

                         (i) No Bankruptcy Petition. The Transferor has no
        present intent to cause a voluntary bankruptcy of the Trust.

                         (j) Separate Entity. The Transferor will hold itself
        out to the public under its own name as a separate and distinct entity and conduct its business so as not to mislead others as to the identity of the entity under which those others are concerned. Without limiting the generality of the foregoing, all oral and written communications, including all letters, invoices, contracts, statements and applications will be made solely in the name of the Trust if they are made on behalf of the Trust and solely in the name of the Transferor if they are made on behalf of the Transferor.

                         (k) Financial Statements. The Transferor will disclose
        in all financial statements that the assets of the Trust are not available to the Transferor's creditors.

                  SECTION 2.10. Covenants of the Certificateholders. Each
Certificateholder, by its acceptance of a Certificate, agrees:

                         (a) to be bound by the terms and conditions of the
        Certificates of which such Certificateholder is the beneficial owner and of this Agreement and the other Basic Documents, including any supplements or amendments hereto and thereto and to perform the obligations of a Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee and the Note Insurer;

                         (b) until one year and one day after the completion of
        the events specified in Section 8.1(d), not to, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official)
        of the Trust or a substantial part of its property, or cause or permit the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action; and

                         (c) with respect to the Class R Certificateholder, to
        execute and deliver such instruments of conveyance, assignment, grant, confirmation, as well as any financing statements, in each case, as the
        Note Insurer shall consider reasonably necessary in order to perfect the security interests of the Collateral Agent in the collateral pledged under the Spread Account Agreement.

                                       10

                  SECTION 2.11. Federal Income Tax Treatment of the Trust.

                  (a) The Trust will be treated as a partnership (rather than disregarded as a separate entity) for federal income tax purposes.
        Therefore, the following provisions shall apply:

                         (i) A separate capital account (each, a "Capital
        Account") shall be established and maintained for each Certificateholder by the Class R Certificateholder, in accordance with Treasury
        Regulations Section 1.704-1(b)(2)(iv). No Certificateholder shall be entitled to interest on its Capital Account or any capital contribution made by such Certificateholder to the Trust. For the avoidance of doubt, the initial amount in the Class C Certificateholder's Capital Account is equal to $7,954,545.45.

                         (ii) Distributions on the Class C and Class R
        Certificates shall be made in accordance with Sections 5.6 and 5.12 of the Sale and Servicing Agreement. Any distributions made to the Class C or Class R Certificateholder shall reduce the amount of such
        Certificateholder's Capital Account.

                         (iii) Upon termination of the Trust pursuant to Article
        VII, any amounts available for distribution to Certificateholders shall be distributed to the Certificateholders with positive Capital Account balances in accordance with such balances; provided, however, that any amounts remaining in the Supplemental Enhancement Account shall first be paid to the Class C Certificateholder until the principal balance of the
        Class C Certificate is reduced to zero and all amounts due and owing to the Class C Certificateholder are paid in full. For purposes of this
        Section 2.11, the Capital Account of each Certificateholder shall be determined after all adjustments made in accordance with this Section
        2.11 resulting from the Trust's operations and from all sales and dispositions of all or any part of the assets of the Trust. Any distributions pursuant to this Section 2.11 shall be made by the end of the Taxable Year in which the termination occurs (or, if later, within
        90 days after the date of the termination).

                         (iv) No Certificateholder shall be required to restore
        any deficit balance in its Capital Account. Furthermore, no
        Certificateholder shall be liable for the return of the Capital Account of, or of any capital contribution made to the Trust by, another
        Certificateholder.

                         (v) Profit and loss of the Trust for each Taxable Year
        shall be allocated to the Certificateholders in accordance with their respective Partnership Interests.

                         (vi) Notwithstanding any provision to the contrary, (i)
        any expense of the Trust that is a "nonrecourse deduction" within the meaning of Treasury Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Certificateholders' respective Partnership
        Interests, (ii) any expense of the Trust that is a "partner nonrecourse deduction" within the meaning of Treasury Regulations Section
        1.704-2(i)(2) shall be allocated in accordance with Treasury Regulations
        Section 1.704-2(i)(1), (iii) if there is a net decrease in Trust Minimum
        Gain within the meaning of Treasury

                                       11

        Regulations Section 1.704-2(f)(1) for any Taxable Year, items of gain and income shall be allocated among the Certificateholders in accordance with Treasury Regulations Section 1.704-2(f) and the ordering rules contained in Treasury Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Nonrecourse Debt Minimum Gain within the meaning of
        Treasury Regulations Section 1.704-2(i)(4) for any Taxable Year, items of gain and income shall be allocated among the Certificateholders in accordance with Treasury Regulations Section 1.704-2(i)(4) and the ordering rules contained in Treasury Regulations Section 1.704-2(j). A
        Certificateholder's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Trust within the meaning of Treasury Regulations Section 1.752-3(a)(3) shall be such
        Certificateholder's Partnership Interest.

                         (vii) If a Certificateholder receives in any Taxable
        Year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Treasury Regulations Section
        1.704-1(b)(2)(ii)(d) that causes or increases a negative balance in such
        Certificateholder's Capital Account that exceeds the sum of such
        Certificateholder's shares of Trust Minimum Gain and Certificateholder
        Nonrecourse Debt Minimum Gain, as determined in accordance with Treasury
        Regulations Sections 1.704-2(g) and 1.704-2(i), such Certificateholder shall be allocated specially for such Taxable Year (and, if necessary, later Taxable Years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Treasury Regulations Section
        1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Certificateholder in accordance with this Section 2.11, to the extent permitted by Regulations Section 1.704-1(b), items of expense or loss shall be allocated to such Certificateholder in an amount necessary to offset the income or gain previously allocated to such
        Certificateholder under this Section 2.11.

                         (viii) Loss shall not be allocated to a
        Certificateholder to the extent that such allocation would cause a deficit in such Certificateholder's Capital Account (after reduction to reflect the items described in Treasury Regulations Section
        1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such
        Certificateholder's shares of Trust Minimum Gain and Certificateholder
        Nonrecourse Debt Minimum Gain. Any loss in excess of that limitation shall be allocated to all the Certificateholders in accordance with their respective Partnership Interests. After the occurrence of an allocation of loss to a Certificateholder in accordance with this
        Section 2.11(a)(vii), to the extent permitted by Treasury Regulations
        Section 1.704-1(b), profit shall be allocated to such Certificateholder in an amount necessary to offset the loss previously allocated to such
        Certificateholder under this Section 2.11(a)(vii).

                         (ix) If a Certificateholder transfers any part or all
        of its Partnership Interest and the transferee is admitted as a
        Certificateholder as provided herein (a "Transferee Certificateholder"), the distributive shares of the various items of profit and loss allocable among the Certificateholders during such Taxable Year shall be allocated between the transferor and the Transferee Certificateholder
        (at the election of the Certificateholders (including the transferor, but excluding the Transferee Certificateholder)) either (i) as if the
        Taxable Year had ended on the date of the transfer

                                       12

        or (ii) based on the number of days of such Taxable Year that each was a
        Certificateholder without regard to the results of Trust activities in the respective portions of such Taxable Year in which the transferor and
        Transferee Certificateholder were Certificateholders.

                         (x) "Profit" and "loss" and any items of income, gain,
        expense or loss referred to in this Section 2.11 shall be determined in accordance with federal income tax accounting principles as modified by
        Treasury Regulations Section 1.704-1(b)(2)(iv), excepting that that profits and losses shall not include items of income, gain, and expense that are specially allocated pursuant to Sections 2.11(a)(v),
        2.11(a)(vi) or 2.11(a)(vii) hereof. All allocations of income, profits, gains, expenses, and losses (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 2.11, except as otherwise required by Section 704(c) of the Code and Section 1.704-1(b)(4) of the Treasury
        Regulations.

                         (xi) The taxable year of the Trust (the "Taxable Year")
        shall be the calendar year or such other taxable year as may be required by Section 706(b) of the Code.

                         (xii) As provided in Section 5.7(c) of the Sale and
        Servicing Agreement, at the Servicer's expense, the Class R
        Certificateholder shall (i) cause a firm of nationally recognized accountants to prepare, and file or cause to file such tax returns relating to the Trust (including a partnership information return, IRS
        Form 1065) as are required by applicable federal, state, and local law,
        (ii) cause such returns to be signed in the manner required by law,
        (iii) make such elections as may from time to time be required or appropriate under any applicable law so as to maintain the Trust's classification as a partnership for tax purposes, (iv) prepare and deliver, or cause to be prepared and delivered, to the
        Certificateholders, no later than 120 days after the close of each
        Taxable Year (or no later than April l5th), a Schedule K-1, a copy of the Trust's informational tax return (IRS Form 1065), and such other reports (collectively, the "Annual Tax Reports") setting forth in sufficient detail all such information and data with respect to the transactions effected by or involving the Trust during such Taxable Year as shall enable each Certificateholder to prepare its federal, state, and local income tax returns in accordance with the laws then prevailing, and (v) collect, or cause to be collected, any withholding tax with respect to income or distributions to Certificateholders.

                         (xiii) The Class R Certificateholder shall be
        designated as the tax matters partner for the Trust within the meaning of Section 6231(a)(7) of the Code (the "Tax Matters Partner"). The Tax
        Matters Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters
        Partner. The Tax Matters Partner shall have the right to retain professional assistance in respect of any audit or controversy proceeding initiated with respect to the Trust by the Internal Revenue
        Service or any state or local taxing authority, and except as provided in Section 2.11(xi), all expenses and fees incurred by the Tax Matters
        Partner on behalf of the Trust shall constitute expenses of the Trust.
        In the event the Tax Matters Partner receives notice

                                       13

        of a final partnership adjustment under Section 6223(a)(2) of the Code, the Tax Matters Partner shall either (i) file a court petition for judicial review of such adjustment within the period provided under
        Section 6226(a) of the Code, a copy of which petition shall be mailed to all other Certificateholders on the date such petition is filed, or (ii)
        mail a written notice to all other Certificateholders, within such period, that describes the Tax Matters Partner's reasons for determining not to file such a petition.

             (b) Except as otherwise provided in this Section 2.11, the
    Certificateholders shall instruct the Class R Certificateholder in writing as to whether to make any available election under the Code or any applicable state or local tax law on behalf of the Trust. However, neither the Owner Trustee nor any Certificateholder will, under any circumstances, and at any time, make an election on IRS Form 8832 or otherwise, to classify the Trust as an association taxable as a corporation for federal, state or any other applicable tax purpose. Further, neither the Owner Trustee nor any
    Certificateholder will, under any circumstances, and at any time, cause the
    Trust to engage in any activity which would cause the Trust to become an association or, publicly traded partnership, taxable as corporation for federal income tax purposes.

                  SECTION 2.12. Derivatives Contracts.

                  (a) The Trust, at the direction of the Transferor, shall
        execute and deliver Derivative Contracts in such form as the Transferor shall approve, as evidenced conclusively by the Trust's execution thereof, such Derivative Contracts being solely for the benefit of the
        Class R Certificateholder; provided, however, that neither the execution and delivery of any such Derivative Contract nor the consummation of any transaction contemplated thereunder shall give rise to a non-exempt prohibited transaction described in Section 406 of ERISA or 4975(c)(1)
        of the Code. Any such Derivative Contract shall constitute a fully prepaid agreement. Any acquisition of a Derivative Contract shall be accompanied by (i) an Opinion of Counsel provided by, and at the expense of, the Transferor to the effect that the existence of the Derivative
        Contract will not cause the Trust to be characterized as a publicly traded partnership taxable as a corporation for federal income tax purposes; (ii) the prior written consent of the Note Insurer to the acquisition of such Derivative Contract, such consent not to be unreasonably withheld; provided that such consent shall not be deemed to be unreasonably withheld if the proposed Derivative Contract does not satisfy the requirements set forth in clauses (b) and (c) below; and
        (iii) confirmation from the Rating Agencies that the then-current rating of the Notes will not be qualified, reduced or withdrawn (without regard to the Policy) as a result of the acquisition of such Derivative
        Contract. Prior to the acquisition of any Derivative Contracts by the
        Trust, the Trust at the direction and expense of the Transferor, shall establish and maintain in its own name an Eligible Account (the
        "Derivative Contract Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust on behalf of the Class R Certificateholder. All collections, proceeds and other amounts in respect of the Derivative Contracts payable by the Derivative Counterparty shall be deposited into the
        Derivative Contract Collection Account for distribution to the Class R
        Certificateholder on the Distribution Date following receipt thereof by the Trust.

                                       14

                         (b) No Derivative Contract shall provide for any
        payment obligation on the part of the Trust. Each Derivative Contract must (i) contain a non-petition covenant provision from the Derivative
        Counterparty, (ii) limit payment dates thereunder to Payment Dates and
        (iii) contain a provision limiting any cash payments due to the
        Derivative Counterparty on any day under such Derivative Contract solely to funds available therefore in the Collection Account to make payments to the Holder of the Class R Certificates on such Payment Date.

                         (c) Each Derivative Contract must (i) provide for the
        direct payment of any amounts by the Derivative Counterparty thereunder to the Certificate Account at least one Business Day prior to the related Payment Date, (ii) provide that in the event of the occurrence of an Event of Default, such Derivative Contract shall terminate upon the direction of a majority Percentage Interest of the Class R
        Certificateholders, (iii) prohibit the Derivative Counterparty from
        "setting-off" or "netting" other obligations of the Trust and its
        Affiliates against such Derivative Counterparty's payment obligations thereunder and (iv) satisfy the Rating Agency Condition.

                                  ARTICLE III.

                      Certificates and Transfer of Interest

                  SECTION 3.1. Initial Ownership. Upon the formation of the
Trust by the contribution by the Transferor pursuant to Section 2.5 and until the issuance of the Certificates, the Transferor shall be the sole beneficiary of the Trust.

                  SECTION 3.2. The Certificates. The Certificates shall be
executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. A Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificate or did not hold such offices at the date of authentication and delivery of such Certificate. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4.

                  SECTION 3.3. Authentication of Certificates.

                         (a) Concurrently with the conveyance of the Receivables
        to the Trust pursuant to the Sale and Servicing Agreement, the Owner
        Trustee shall cause the Class R Certificate to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Transferor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Transferor, in authorized denominations.
        No Class R Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Class R Certificate a certificate of authentication substantially in the

                                       15

        form set forth in Exhibit B-1, executed by the Owner Trustee or WTC as the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that such Class R
        Certificate shall have been duly authenticated and delivered hereunder.
        Each Class R Certificate shall be dated the date of its authentication.

                         (b) Concurrently with the conveyance of the Receivables
        to the Trust pursuant to the Sale and Servicing Agreement, and the execution, authentication and delivery of the Class R Certificate, the
        Owner Trustee shall cause the Class C Certificate to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Transferor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Transferor, in authorized denominations. No Class C Certificate shall entitle its holder to any benefit under this Agreement or the Sale and Servicing
        Agreement, or shall be valid for any purpose, unless there shall appear on such Class C Certificate a certificate of authentication substantially in the form set forth in Exhibit B-2, executed by the
        Owner Trustee or WTC as the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that such Class C Certificate shall have been duly authenticated and delivered hereunder. Each Class C Certificate shall be dated the date of its authentication.

                  SECTION 3.4. Registration of Certificates

                         (a) The Certificate Registrar shall keep or cause to be
        kept, at the office or agency maintained pursuant to Section 2.2, a
        Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. WTC shall be the initial Certificate Registrar.

                         (b) The Certificate Registrar shall provide the Trust
        Collateral Agent with the name and address of the Certificateholders on the Closing Date. Upon any transfer of a Certificate, the Certificate
        Registrar shall notify the Trust Collateral Agent of the name and address of the transferee in writing, by facsimile, on the day of such transfer.

                         (c) Upon surrender for registration of transfer of a
        Certificate at the office or agency maintained pursuant to Section 2.2, the Owner Trustee shall execute, authenticate and deliver (or shall cause WTC as its authenticating agent to authenticate and deliver), in the name of the designated transferee, a new Certificate dated the date of authentication by the Owner Trustee or any authenticating agent.

                         (d) A Certificate presented or surrendered for
        registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the
        Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the
        Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program
        ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in

                                       16

        accordance with the Exchange Act. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

                         (e) No service charge shall be made for any
        registration of transfer or exchange of a Certificate, but the Owner
        Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of such Certificate.

                         (f) In furtherance of and in limitation of the
        foregoing, each Certificateholder, by acceptance of its Certificate, specifically acknowledges that it has no right to or interest in any monies at any time held in the Supplemental Enhancement Account or the
        Spread Account prior to the release of such monies pursuant to Section
        5.6(c) or Section 5.6(d) of the Sale and Servicing Agreement, such monies being held in trust for the benefit of the Class A Noteholders and the Note Insurer. Notwithstanding the foregoing, in the event that it is ever determined that provisions of the Sale and Servicing
        Agreement and the Spread Account Agreement shall be considered to constitute a security agreement and the Transferor and each
        Certificateholder hereby grant to the Collateral Agent for the benefit of the Class A Noteholders and the Note Insurer a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03 of the Spread Account Agreement and Section 5.6 of the
        Sale and Servicing Agreement. In addition, the Class R
        Certificateholder, by acceptance of its Certificate, hereby appoints the
        Transferor as its agent to pledge a first priority perfected security interest in the Spread Account, and any amounts held therein from time to time to the Collateral Agent pursuant to the Spread Account Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant and confirmation, as well as financing statements, in each case as the Note Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the
        Collateral (as such terms are defined in the Spread Account Agreement).

                  SECTION 3.5. Mutilated, Destroyed, Lost or Stolen
Certificates. If (a) any mutilated Certificate shall be surrendered to the
Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b)
there shall be delivered to the Certificate Registrar, the Owner Trustee and
(unless a Note Insurer Default shall have occurred and be continuing) the Note
Insurer, such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or WTC, as the Owner Trustee's
authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate
Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate
Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                       17

                  SECTION 3.6. Persons Deemed Certificateholders. Every Person
by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and the Note Insurer and any agent of the Owner
Trustee, the Certificate Registrar and the Note Insurer, may treat the person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and the Spread Account Agreement
and for all other purposes whatsoever, and none of the Owner Trustee, the
Certificate Registrar or the Note Insurer nor any agent of the Owner Trustee, the Certificate Registrar or the Note Insurer shall be bound by any notice to the contrary.

                  SECTION 3.7. Transfer of Certificates.

                         (a) No transfer of a Certificate shall be made unless
        (I) such transfer (x) is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or (y) is exempt from the registration requirements under the
        Securities Act and such state securities laws and (II) such transfer is to a Person that satisfies the requirements of paragraph (a)(2)(i) or
        (a)(2)(ii) of Rule 3a-7 as then in effect or any successor rule ("Rule
        3a-7") under the Investment Company Act.

                         (b) Each prospective purchaser of a Non-Registered
        Certificate not held in book-entry form (other than with respect to the initial transfer of any such Certificate by the Transferor) shall deliver a completed and duly executed Transferee's Certificate (in the form of Exhibit C hereto for "qualified institutional buyers" as defined in Rule 144A of the Securities Act ("Rule 144A") or Exhibit D hereto for
        "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) of
        Regulation D promulgated under the Securities Act) to the Owner Trustee and to the Transferor for inspection prior to effecting any requested transfer. Each prospective seller of a Non-Registered Certificate (other than with respect to the initial transfer of any such Certificate by the
        Transferor) shall deliver a completed and duly executed Transferor's
        Certificate (in the form of Exhibit E hereto) to the Owner Trustee for inspection prior to effecting any requested transfer. The Transferor and the Owner Trustee may conclusively rely upon the information contained in any such Transferee's Certificate or Transferor's Certificate in the
        absence of actual knowledge to the contrary.

                         (c) In connection with any transfer, the Owner Trustee
        may (except in the case of (x) the initial transfer of any such
        Certificate by the Transferor, (y) a transfer to a "qualified institutional buyer" who delivers a Transferee's Certificate in the form of Exhibit C hereto, or (z) a transfer to a "accredited investor" who delivers a Transferee's Certificate in the form of Exhibit D hereto)
        require an opinion of counsel satisfactory to the Owner Trustee and the
        Transferor to the effect that such transfer may be effected without registration under the Securities Act, which opinion of counsel, if so required, shall be addressed to the Transferor and the Owner Trustee and shall be secured at the expense of the holder of a Certificate. The
        Owner Trustee may conclusively rely upon the representation of any purchaser made to the Owner Trustee, and upon such opinion of counsel, and shall be fully protected in so doing.

                                       18

                         (d) No transfer of a Certificate shall be made to any
        Person unless the Owner Trustee has received a certificate
        (substantially in the form of Exhibit F hereto) from such transferee to the effect that such transferee is not a Plan, and is not acting on behalf of or investing the assets of a Plan. The preparation and delivery of the certificate referred to above shall not be an expense of the Trust, the Owner Trustee or the Transferor but shall be borne by the transferee. Each transferee of a beneficial ownership interest in a book-entry Certificate shall be deemed to represent that it is not a
        Plan and is not acting on behalf of or investing the assets of a Plan.

                         (e) No transfer of a Certificate shall be made to any
        Person unless the Owner Trustee and Transferor have received a certificate (substantially in the form of Exhibit G hereto) from such transferee to the effect that (i) such transferee is acquiring such certificate for its own behalf and is not acting as agent or custodian for any other Person or entity in connection with such acquisition, (ii)
        if the transferee is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow Through Entity"), any certificate
        (and interest in the Trust in the aggregate) owned by such Flow Through
        Entity will represent less than 50% of the value of the assets owned by such Flow Through Entity and no special allocation of income, gain, loss, deduction or credit from such certificate will be made among the beneficial owners of such Flow Through Entity, and (iii) the transferee is a United States Person within the meaning of the Code.

                         (f) No transfer, pledge or encumbrance of the Class R
        Certificate shall be made to any Person unless (A) such Person is a
        Rated Entity, a Bankruptcy Remote Entity or a statutory trust established under Chapter 38 of Title 12 of the Delaware Code, 12 Del.
        C. ss. 3801 et seq. that is a Bankruptcy Remote Entity, or (B) such pledge is made to GCFP pursuant to the Credit and Security Agreement;
        provided, however, that in the event GCFP forecloses on its security interest in the Class R Certificate, the Class R Certificate may be
        registered in the name of a Person that is not a Bankruptcy Remote
        Entity for a period not to exceed two (2) Business Days. Each
        Certificate shall at all times be registered in the name of a single holder.

                         (g) The Certificates shall bear legends stating that
        they have not been registered under the Securities Act and are subject to the restrictions on transfer described herein. By purchasing a
        Certificate, each purchaser shall be deemed to have agreed to these restrictions on transfer.

                         (h) In order to preserve the exemption for resales and
        transfers provided by Rule 144A, the Transferor shall provide to any
        Holder of a Non-Registered Certificate and any prospective purchaser designated by such Holder, upon request of such Holder or such prospective purchaser, such information required by Rule 144A as will enable the resale of such Non-Registered Certificate to be made pursuant to Rule 144A. The Owner Trustee shall cooperate with the Transferor in providing the Transferor such information regarding the Non-Registered
        Certificates, the Trust Assets and other matters regarding the Trust as the Transferor shall reasonably request to meet its obligations under the preceding sentence.

                                       19

                         (i) Notwithstanding any provision of this Agreement to
        the contrary, any transfer of Certificates that causes the total number of beneficial owners of Certificates to exceed ninety-nine (99) shall be null and void and the Certificate Register shall be amended to reflect such voided transfer.

                  SECTION 3.8. Disposition In Whole But Not In Part.Each of the
Class C Certificate and the Class R Certificate may be transferred in whole but not in part. Any attempted transfer of any Certificate that would divide the beneficial ownership in the Trust shall be void.

                                  ARTICLE IV.

                         Voting Rights and Other Actions

                  SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the
Note Insurer in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that any Certificateholder has withheld consent or provided alternative direction:

                         (a) the election by the Trust to file an amendment to
        the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Act or unless such amendment would not materially and adversely affect the interests of the
        Certificateholders);

                         (b) the amendment of the Indenture by a supplemental
        indenture in circumstances where the consent of any Noteholder is required;

                         (c) the amendment of the Indenture by a supplemental
        indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of any Certificateholder; or

                         (d) except pursuant to Section 13.1 of the Sale and
        Servicing Agreement, the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests any Certificateholder.

                  The Owner Trustee shall notify each Certificateholder in
writing of any appointment of a successor Note Registrar or Trust Collateral
Agent within five Business Days after receipt of notice thereof.

                  SECTION 4.2. Action by Certificateholders with Respect to
Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Controlling Party or, after the Class A Notes and Reimbursement
Obligations have been paid and full and the expiration of the Policy in accordance with its terms, each Certificateholder in accordance with the Basic
Documents, to (a) remove the Servicer under the Sale and Servicing Agreement

                                       20

pursuant to Section 9.1 thereof or (b) except as expressly provided in the Basic
Documents, sell the Receivables after the termination of the Indenture. The
Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Controlling Party or each
Certificateholder, as applicable and the furnishing of indemnification satisfactory to the Owner Trustee by each Certificateholder. To the fullest extent permitted by applicable law, the Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by
Section 2.10 (b).

                  SECTION 4.3. Restrictions on Certificateholders' Power.

                         (a) No Certificateholder shall direct the Owner Trustee
        to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

                         (b) No Certificateholder shall have any right by virtue
        or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, unless such
        Certificateholder is the Instructing Party pursuant to Section 5.3 and unless such Certificateholder previously shall have given to the Owner
        Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless such Certificateholder shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this
        Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for thirty
        (30) days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner
        Trustee pursuant to and in compliance with this Section or Section 5.3.
        For the protection and enforcement of the provisions of this Section, the Certificateholders and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 4.4. Rights of Note Insurer. Notwithstanding anything to the contrary in the Basic Documents, without the prior written consent of the
Note Insurer (so long as no Note Insurer Default shall have occurred and be continuing), the Owner Trustee shall not (i) remove the Servicer, (ii) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Receivable or any rights of the Trust thereunder, (iii)
authorize the merger or consolidation of the Trust with or into any other statutory trust or other entity (other than in accordance with Section 3.10 of the Indenture) or (iv) amend the Certificate of Trust (except as may be required by the Statutory Trust Act).

                                       21

                                   ARTICLE V.

                      Authority and Duties of Owner Trustee

                  SECTION 5.1. General Authority.

                         (a) The Owner Trustee is authorized and directed to
        execute and deliver the Basic Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the
        Transferor shall approve as evidenced conclusively by the Owner
        Trustee's execution thereof, and on behalf of the Trust, to direct the
        Indenture Trustee to authenticate and deliver the Class A-1 Notes in the aggregate principal amount of $63,000,000, the Class A-2 Notes in the aggregate principal amount of $106,000,000, the Class A-3 Notes in the aggregate principal amount of $74,000,000 and the Class A-4 Notes in the aggregate principal amount of $107,000,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic
        Documents. The Owner Trustee is further authorized from time to time to take such action as the Instructing Party recommends with respect to the
        Basic Documents so long as such activities are consistent with the terms of the Basic Documents.

                         (b) The Owner Trustee shall sign on behalf of the Trust
        any applicable tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents.

                  SECTION 5.2. General Duties(a) . It shall be the duty of the
Owner Trustee:

                  (i) to discharge (or cause to be discharged) all of its
        responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this
        Agreement; and

                  (ii) to execute on behalf of the Trust any license, approval, authorization or registration required by any governmental authority, bureau or agency, as notified by the Servicer and presented to the Owner
        Trustee in final execution form, with respect to which the failure to maintain any such license, approval, authorization or registration would have an adverse effect on the validity and enforceability of the
        Indenture, the Certificates, the Notes or the Owner Trust Estate.

                  Notwithstanding the foregoing, the Owner Trustee shall be
deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer has agreed in the Sale and
Servicing Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer to carry out its obligations under the Sale and Servicing Agreement.

                                       22

                  SECTION 5.3. Action upon Instruction.

                         (a) Subject to Article IV and the terms of the Spread
        Account Agreement, the Note Insurer (so long as a Note Insurer Default shall not have occurred and be continuing) or the Class C
        Certificateholder (or if the Class C Certificate Balance has been reduced to zero and all amounts due to the Class C Certificateholder have been paid, the Class R Certificateholder) (if a Note Insurer
        Default shall have occurred and be continuing) (the "Instructing Party")
        shall have the exclusive right to direct the actions of the Owner
        Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Basic
        Document. The Instructing Party shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents.

                         (b) The Owner Trustee shall not be required to take any
        action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner
        Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

                         (c) Whenever the Owner Trustee is unable to decide
        between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the
        Instructing Party received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

                         (d) In the event that the Owner Trustee is unsure as to
        the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner
        Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic

                                       23

        Documents, as it shall deem to be in the best interests of the
        Certificateholders, and shall have no liability to any Person for such action or inaction.

                  SECTION 5.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the
Owner Trustee pursuant to Section 5.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner
Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any Basic Document. WTC nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, WTC and that are not related to the ownership or the administration of the Owner Trust Estate.

                  SECTION 5.5. No Action Except under Specified Documents or
Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner
Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner
Trustee pursuant to Section 5.3.

                  SECTION 5.6. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming an association, or publicly traded partnership, taxable as a corporation for federal income tax purposes. The Instructing Party shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VI.

                          Concerning the Owner Trustee

                  SECTION 6.1. Acceptance of Trusts and Duties. The Owner
Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement.
The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic
Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section
6.3 expressly made by the Owner Trustee, (iii) for liabilities arising from the failure of WTC to perform obligations expressly undertaken by it in the last sentence of Section 5.4 hereof, (iv) for any investments issued by the Owner
Trustee or any

                                       24

branch or Affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                         (a) the Owner Trustee shall not be liable for any error
        of judgment made in good faith by a Responsible Officer of the Owner
        Trustee;

                         (b) the Owner Trustee shall not be liable with respect
        to any action taken or omitted to be taken by it in accordance with the instructions of the Instructing Party, the Servicer or any
        Certificateholder;

                         (c) no provision of this Agreement or any Basic
        Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner
        Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                         (d) under no circumstances shall the Owner Trustee be
        liable for indebtedness evidenced by or arising under any of the Basic
        Documents, including the principal of and interest on the Notes;

                         (e) the Owner Trustee shall not be responsible for or
        in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Transferor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust
        Estate or for or in respect of the validity or sufficiency of the Basic
        Documents, other than the certificate of authentication on a
        Certificate, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Note Insurer, Indenture Trustee,
        Trust Collateral Agent, the Collateral Agent, any Noteholder or to any
        Certificateholder, other than as expressly provided for herein and in the Basic Documents;

                         (f) the Owner Trustee shall not be liable for the
        default or misconduct of the Note Insurer, the Indenture Trustee, the
        Trust Collateral Agent or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the
        Indenture or the Trust Collateral Agent or the Servicer under the Sale and Servicing Agreement;

                         (g) the Owner Trustee shall be under no obligation to
        exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Instructing Party or a
        Certificateholder, unless such Instructing Party or such
        Certificateholder has offered to the Owner Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any

                                       25

        Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act;

                         (h) with respect to the Note Insurer or Instructing
        Party, the Owner Trustee undertakes to perform or observe only such of the covenants and obligations of the Owner Trustee as are expressly set forth in this Agreement, and no implied covenants or obligations with respect to the Note Insurer or Instructing Party shall be read into this
        Agreement or the other Basic Documents against the Owner Trustee. The
        Owner Trustee shall not be deemed to owe any fiduciary duty to the Note
        Insurer or Instructing Party, and shall not be liable to any such person for the failure of the Trust to perform its obligations to such persons other than in accordance with Section 10.12 of this Agreement in the performance of its express obligations under this Agreement; and

                         (i) notwithstanding anything to the contrary herein or
        in any other document, the Owner Trustee shall not be required to execute, deliver or certify on behalf of the Trust, the Servicer, the
        Transferor or any other Person any filings, certificates, affidavits or other instruments required by the SEC or required under the
        Sarbanes-Oxley Act of 2002. Notwithstanding any Person's right to instruct the Owner Trustee, neither the Owner Trustee nor any agent, employee, director or officer of the Owner Trustee shall have any obligation to execute any certificates or other documents required by the SEC or required pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder, and the refusal to comply with any such instructions shall not constitute a default or breach under this Agreement or any other document in connection herewith.

                  SECTION 6.2. Furnishing of Documents. The Owner Trustee shall furnish to each Certificateholder promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the
Owner Trustee under the Basic Documents.

                  SECTION 6.3. Representations and Warranties. The Owner Trustee
and WTC hereby represent and warrant to the Transferor, each Certificateholder and the Note Insurer (which shall have relied on such representations and warranties in issuing the Policy), that:

                         (a) It is a Delaware banking corporation, duly
        organized and validly existing in good standing under the laws of the
        State of Delaware and it holds all grants, authorizations, consents, orders and approvals from all governmental authorities necessary under the laws of the State of Delaware to carry on its true business as now conducted. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                         (b) It has taken all corporate action necessary to
        authorize the execution and delivery by it of this Agreement, and this
        Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                                       26

                         (c) Neither the execution nor the delivery by it of
        this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Delaware state or federal law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound, or result in the creation or imposition of any lien, charge or encumbrance on the Trust Assets resulting from actions by or claims against the Owner Trustee in its individual capacity except as expressly contemplated by this Agreement or Indenture.

                         (d) No consent, approval, authorization or order of, or
        filing with, any court or regulatory, supervisory or government agency or body is required by the Owner Trustee under Delaware law in connection with the execution, delivery and performance by the Owner
        Trustee of this Agreement or the consummation by the Owner Trustee of the transactions contemplated hereby (except for the filing of the
        Certificate of Trust with the Secretary of State).

                         (e) The Owner Trustee has no present intent to cause a
        voluntary bankruptcy of the Trust.

                  SECTION 6.4. Reliance; Advice of Counsel.

                         (a) The Owner Trustee shall incur no liability to
        anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner
        Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner
        Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                         (b) In the exercise or administration of the trusts
        hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act
        directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Basic
        Document.

                                       27

                  SECTION 6.5. Not Acting in Individual Capacity. Except as
provided in Article II and this Article VI, in accepting the trusts hereby created WTC acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

                  SECTION 6.6. Owner Trustee Not Liable for Certificates or
Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates)
shall be taken as the statements of the Transferor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any
Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of
any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to each Certificateholder under this Agreement or the Noteholders under the
Indenture, including: the existence, condition and ownership of any Financed
Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Transferor, the Servicer or any other Person with any warranty or representation made under any Basic
Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

                  SECTION 6.7. Owner Trustee May Own Notes. The Owner Trustee in
its individual capacity may become the owner or pledgee of the Notes and may deal with any Certificateholder, the Transferor, the Indenture Trustee and the
Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                  SECTION 6.8. Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the
Owner Trust shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. WTC, or any successor thereto, in its individual capacity, shall not be liable for any amounts payable under this Agreement or any of the Basic Documents to which the Trust or the
Owner Trustee is a party.

                  SECTION 6.9. Doing Business in Other Jurisdictions.
Notwithstanding anything contained to the contrary, neither WTC or any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.5 hereof, (i) require the consent or approval or authorization or order

                                       28

of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by WTC (or any successor thereto); or (iii) subject WTC (or any successor thereto) to personal jurisdiction in any jurisdiction other than the
State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by WTC (or any successor thereto) or the Owner
Trustee, as the case may be, contemplated hereby.

                                  ARTICLE VII.

                          Compensation of Owner Trustee

                  SECTION 7.1. Owner Trustee's Fees and Expenses. The Owner
Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between LBAC and the
Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by LBAC for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the
Basic Documents.

                  SECTION 7.2. Indemnification. Each of the Owner Trustee and
WTC and its officers, directors, successors, assigns, agents and servants shall be indemnified by the Servicer in and to the extent set forth in Section
8.2(a)(v) of the Sale and Servicing Agreement.

                  SECTION 7.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                  SECTION 7.4. Non-recourse Obligations. Notwithstanding
anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner
Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of any Certificateholder.

                                 ARTICLE VIII.

                         Termination of Trust Agreement

                  SECTION 8.1. Termination of Trust Agreement.

                         (a) This Agreement shall terminate and the Trust shall
        wind up and dissolve and be of no further force or effect upon the latest of (i) the maturity or other liquidation of the last Receivable and the subsequent distribution of amounts in respect of such
        Receivables as provided in the Basic Documents, (ii) the payment to each
        Certificateholder of all amounts required to be paid to it pursuant to this Agreement and the Sale and Servicing Agreement and the payment to the Note Insurer of all amounts payable or reimbursable to it pursuant to the Sale and Servicing Agreement, (iii) the

                                       29

        expiration of the Policy in accordance with its terms; or (iv) payment to the Note Insurer in full of all Reimbursement Obligations; provided, however, that the rights to indemnification under Section 7.2 and the rights under Section 7.1 shall survive the termination of the Trust. The
        Servicer shall promptly notify the Owner Trustee and the Note Insurer of any prospective termination pursuant to this Section. The bankruptcy, liquidation, dissolution, death or incapacity of a Certificateholder, shall not (x) operate to terminate this Agreement or the Trust, nor (y)
        entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust
        Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                         (b) Neither the Transferor nor any Certificateholder
        shall be entitled to revoke or terminate the Trust.

                         (c) Notice of any termination of the Trust, specifying
        the Payment Date upon which each Certificateholder shall surrender its
        Certificate to the Trust Collateral Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to such Certificateholder mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 10.1(c) of the Sale and Servicing Agreement, stating (i) the
        Payment Date upon or with respect to which final payment of such
        Certificates shall be made upon presentation and surrender of such
        Certificates at the office of the Trust Collateral Agent therein designated, (ii) the amount of any such final payment, (iii) that the
        Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of such
        Certificates at the office of the Trust Collateral Agent therein specified and (iv) interest will cease to accrue on such Certificates.
        The Owner Trustee shall give such notice to the Trust Collateral Agent at the time such notice is given to the related Certificateholder. Upon presentation and surrender of such Certificates, the Trust Collateral
        Agent shall cause to be distributed to each Certificateholder amounts distributable on such Payment Date pursuant to Section 5.6 of the Sale and Servicing Agreement.

                  In the event that any Certificateholder shall not surrender its Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trust Collateral Agent shall give a second written notice to such Certificateholder to surrender its Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Collateral Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the
Certificateholders concerning surrender of the Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the
Trust Collateral Agent to the Transferor.

                         (d) Upon the winding up of the Trust and its
        dissolution, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the
        Statutory Trust Act.

                                       30

                                  ARTICLE IX.

             Successor Owner Trustees and Additional Owner Trustees

                  SECTION 9.1. Eligibility Requirements for Owner Trustee. The
Owner Trustee shall at all times be a corporation or national banking association (i) satisfying the provisions of Section 3807(a) of the Statutory
Trust Act; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; and (iv) acceptable to the Note
Insurer in its sole discretion, so long as a Note Insurer Default shall not have occurred and be continuing. If such entity shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.2.

                  SECTION 9.2. Resignation or Removal of Owner Trustee. The
Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving sixty days' written notice thereof to the Transferor, the
Certificateholders, the Note Insurer and the Servicer. Upon receiving such notice of resignation, the Class R Certificateholder shall, with the prior written consent of the Note Insurer, promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner
Trustee, provided that the Class R Certificateholder shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to the Note Insurer by either of the
Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee or the Note Insurer may petition any court of competent jurisdiction for the appointment of a successor
Owner Trustee.

                  If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 and shall fail to resign after written request therefor by the Class R Certificateholder, or if at any time the
Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner
Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Class R Certificateholder with the consent of the Note Insurer (so long as a Note Insurer Default shall not have occurred and be continuing) may remove the Owner Trustee. If the Class R
Certificateholder shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Class R Certificateholder shall, with the prior written consent of the Note Insurer, promptly appoint a successor Owner
Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the Note
Insurer and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

                                       31

                  Any resignation or removal of the Owner Trustee and
appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Class R Certificateholder shall provide notice of such resignation or removal of the Owner Trustee to the Class
C Certificateholder and each of the Rating Agencies.

                  SECTION 9.3. Successor Owner Trustee. Any successor Owner
Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Transferor, the Certificateholders, the Servicer, the Note Insurer and to
its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor
Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner
Trustee shall upon payment of its fees and expenses deliver to the successor
Owner Trustee all documents and statements and monies held by it under this
Agreement; and the Transferor, the Certificateholders and the predecessor Owner
Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

                  No successor Owner Trustee shall accept appointment as
provided in this Section unless at the time of such acceptance such successor
Owner Trustee shall be eligible pursuant to Section 9.1.

                  Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, (i) the Servicer shall mail notice of the successor of such Owner Trustee to the Certificateholders, the Indenture Trustee, the
Noteholders and the Rating Agencies and (ii) the successor Owner Trustee shall file an amendment to the Certificate of Trust with the secretary of State identifying its name and principal place of business in the State of Delaware.
If the Servicer shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner
Trustee shall cause such notice to be mailed at the expense of the Servicer.

                  SECTION 9.4. Merger or Consolidation of Owner Trustee. Any
corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 9.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding;
provided further that the Owner Trustee (i) shall mail notice of such merger or consolidation to the Rating Agencies and (ii) shall file an amendment to the
Certificate of Trust as required under Section 9.3, above.

                  SECTION 9.5. Appointment of Co-Indenture Trustee or Separate
Indenture Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of

                                       32

meeting any legal requirements of any jurisdiction in which any part of the
Owner Trust Estate or any Financed Vehicle may at the time be located, the
Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Note Insurer to act as co-trustee, jointly with the
Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this
Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee subject, unless a Note Insurer Default shall have occurred and be continuing, to the approval of the Note Insurer (which approval shall not be unreasonably withheld) shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.3.

                  Each separate trustee and co-trustee shall, to the extent
permitted by law, be appointed and act subject to the following provisions and conditions:

                         (i) all rights, powers, duties and obligations
        conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations
        (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner
        Trustee;

                         (ii) no trustee under this Agreement shall be
        personally liable by reason of any act or omission of any other trustee under this Agreement; and

                         (iii) the Servicer and the Owner Trustee acting jointly
        may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Owner
Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner
Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner
Trustee and a copy thereof given to the Servicer and the Note Insurer.

                                       33

                  Any separate trustee or co-trustee may at any time appoint the
Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE X.

                                  Miscellaneous

                  SECTION 10.1. Supplements and Amendments.

                         (a) This Agreement may be amended by the Transferor and
        the Owner Trustee, with the prior written consent of the Note Insurer
        (so long as a Note Insurer Default shall not have occurred and be continuing) and with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders
        (so long as such Certificates are outstanding), (i) to cure any ambiguity or defect or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel which may be based upon a certificate of the Servicer, delivered to the Owner Trustee, the Rating
        Agencies and the Note Insurer, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

                         (b) This Agreement may also be amended from time to
        time, with the prior written consent of the Note Insurer (so long as a
        Note Insurer Default shall not have occurred and be continuing) by the
        Transferor and the Owner Trustee, with prior written notice to the
        Rating Agencies, to the extent such amendment materially and adversely affects the interests of the Class A Noteholders, with the consent of the Class A Noteholders evidencing not less than 50% of the outstanding
        Class A Note Balance to the extent such amendment materially and adversely affects the interests of the Class C Certificateholder, with the consent of the Class C Certificateholder and, to the extent such amendment materially and adversely affects the interests of the Class R
        Certificateholder, the consent of the Class R Certificateholder (which consent of the Class R Certificateholder given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Class R Certificateholder and any future Class R
        Certificateholder) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this
        Agreement or of modifying in any manner the rights of the Noteholders or any Certificateholder; provided, however, that, subject to the express rights of the Note Insurer under the Basic Documents, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the
        Noteholders or any Certificateholder or (b) reduce the aforesaid percentage of the Class A Note Balance or the Certificateholders
        required to consent to any such amendment, without the consent of the
        Noteholders of all the outstanding Class A Notes, the Class C
        Certificateholder or the Class R Certificateholder, as the case may be.

                                       34

                  Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Certificateholders, the Indenture Trustee and each of the Rating Agencies.

                  It shall not be necessary for the consent of
Certificateholders, the Noteholders or the Indenture Trustee pursuant to this
Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of any
Certificateholder provided for in this Agreement or in any other Basic Document)
and of evidencing the authorization of the execution thereof by any
Certificateholder shall be subject to such reasonable requirements as the Owner
Trustee may prescribe. Promptly after the execution of any amendment to the
Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

                  Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee and the Note Insurer shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

                  SECTION 10.2. No Legal Title to Owner Trust Estate in
Certificateholders. No Certificateholder shall have legal title to any part of the Owner Trust Estate. Each Certificateholder shall be entitled to receive distributions in accordance with this Agreement and the Sale and Servicing
Agreement. No transfer, by operation of law or otherwise, of any right, title or interest of any Certificateholder to and in its ownership interest in the Owner
Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

                  SECTION 10.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the
Transferor, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Note Insurer, the Indenture Trustee and the Noteholders,
and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the
Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  SECTION 10.4. Notices.

                         (a) Unless otherwise expressly specified or permitted
        by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, sent by facsimile transmission
        (with appropriate confirmation) delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt:

                                       35

                (i)     if to the Owner Trustee, addressed to:

                        Wilmington Trust Company
                        Rodney Square North
                        1100 North Market Street
                        Wilmington, Delaware 19890-0001
                        Attention: Corporate Trust Administration
                        (Telecopy Number: (302) 651-8882)

                (ii)    if to the Transferor, addressed to:

                        Long Beach Acceptance Receivables Corp.
                        One Mack Centre Drive
                        Paramus, New Jersey 07652
                        Attention: General Counsel
                        (Telecopy Number: (201) 262-6868)

                (iii)   if to the Note Insurer, addressed to

                        Financial Security Assurance Inc.
                        350 Park Avenue, New York, NY 10022
                        Attention:  Transaction Oversight
                        Re: Long Beach Acceptance Auto Receivables Trust 2004-C
                        Telex No.: (212) 688-3101
                        Confirmation: (212) 826-0100
                        Telecopy Nos.: (212) 339-3518, (212) 339-3529

                        (in each case in which notice or other communication to
                        Financial Security refers to an Event of Default, a
                        claim on the Policy or with respect to which failure on
                        the part of Financial Security to respond shall be
                        deemed to constitute consent or acceptance, then a copy
                        of such notice or other communication should also be
                        sent to the attention of the General Counsel and the
                        Head-Financial Guaranty Group "URGENT MATERIAL
                        ENCLOSED").

                (iv)    in the case of the Rating Agencies, addressed to:

                        Moody's Investors Service, Inc.
                        99 Church Street
                        New York, New York 10007
                        Attention:  ABS Monitoring Department

                        and

                                       36

                         Standard & Poor's Ratings Services
                         55 Water Street, 40th Floor
                         New York, New York 10041
                         Attention:  Asset Backed Surveillance Department

                         (b) Any notice required or permitted to be given to a
        Class R Certificateholder shall be given by first-class mail, postage prepaid, at the address of the Class R Certificateholder in the register maintained by the Owner Trustee. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Class R Certificateholder receives such notice.

                  SECTION 10.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 10.6. Separate Counterparts. This Agreement may be
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 10.7. Assignments. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  SECTION 10.8. No Recourse.

                         (a) The Class R Certificateholder by accepting a Class
        R Certificate acknowledges that such Class R Certificate represents a beneficial interest in the Trust only and does not represent interests in or obligations of the Transferor, the Servicer, the Owner Trustee,
        the Indenture Trustee, the Note Insurer or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Class R
        Certificate or the Basic Documents.

                         (b) The Class C Certificateholder by accepting a Class
        C Certificate acknowledges that such Class C Certificate represents a right to receive interest and cashflow in accordance with the terms of the Sale and Servicing Agreement and a beneficial interest in the Trust and does not represent interests in or obligations of the Transferor, the Servicer, the Owner Trustee, the Indenture Trustee, the Note Insurer
        or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Class C Certificate or the Basic Documents.

                  SECTION 10.9. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                                       37

                  SECTION 10.10. GOVERNING LAW. THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF
OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAWS OF THE
STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

                  SECTION 10.11. Servicer. The Servicer is authorized to
prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the
Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

                  SECTION 10.12. Limitation on Liability. With respect to the
Note Insurer, the Owner Trustee undertakes to perform or observe only such of the covenants and obligations of the Owner Trustee as are expressly set forth in this Agreement, and no implied covenants or obligations with respect to the Note
Insurer shall be read into this Agreement or the other Basic Documents against the Owner Trustee. The Owner Trustee shall not be deemed to owe any fiduciary duty to the Note Insurer, and shall not be liable to any such person for the failure of the Trust to perform its obligations to such persons other than as a result of the gross negligence or willful misconduct of the Owner Trustee in the performance of its express obligations under this Agreement.

                  SECTION 10.13. No Petition. The Owner Trustee (not in its
individual capacity but solely as Owner Trustee), by entering into this
Agreement, each Certificateholder, by accepting its Certificate, and the
Indenture Trustee and each Noteholder by accepting the benefits of this
Agreement, hereby covenant and agree that they will not at any time institute against the Transferor, or join in any institution against the Transferor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the
Certificates, the Notes, this Agreement or any other Basic Documents.

                  SECTION 10.14. Bankruptcy Matters. To the fullest extent
permitted by law, no Certificateholder nor any party to this Agreement shall take any action to cause the Trust to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Trust adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust as debtor under any applicable federal or state law relating to bankruptcy, insolvency or other relief for debts with respect to the Trust; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator
(or other similar official) of the Trust or of all or any substantial part of the properties and assets of the Trust, or cause the Trust to make any general assignment for the benefit or creditors of the Trust or take any action in furtherance of any of the above actions unless each Certificateholder and the
Indenture Trustee shall have provided their written consent.

                  SECTION 10.15. Effect of Policy Expiration Date.
Notwithstanding anything to the contrary set forth herein, all references to any right of the Note Insurer to direct, appoint,

                                       38

consent to, accept, approve of, take or omit to take any action under this
Agreement or any other Basic Document shall be inapplicable at all times after the Policy Expiration Date, and if such reference provides for another party or parties to take or omit to take any such action following a Note Insurer
Default, such party or parties shall also be entitled to take or omit to take such action following the Policy Expiration Date and (ii) if such reference does not provide for another party or parties to take or omit to take any such action following a Note Insurer Default, then the Indenture Trustee acting at the direction of the Majorityholders shall have the right to take or omit to take any such action following the Policy Expiration Date. In addition, any other provision of this Agreement or any other Basic Document which is operative based in whole or in part on whether a Note Insurer Default has or has not occurred shall, at all times on or after the Policy Expiration Date, be deemed to refer to whether or not the Policy Expiration Date has occurred.

                                       39

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust
Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                     WILMINGTON TRUST COMPANY, as Owner Trustee

                                     By: /s/ Patricia A. Evans
                                        ---------------------------------------
                                        Name:  Patricia A. Evans
                                        Title: Assistant Vice President

                                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.

                                      By: /s/ Mike Pankey
                                         --------------------------------------
                                         Name:  Mike Pankey
                                         Title: Chief Financial Officer

                     [Signature Page to the Trust Agreement]

                                                                       EXHIBIT A

                         [FORM OF CERTIFICATE OF TRUST]

                              CERTIFICATE OF TRUST
                                       OF
               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

                  This Certificate of Trust of LONG BEACH ACCEPTANCE AUTO
RECEIVABLES TRUST 2004-C (the "Trust") is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Statutory Trust Act
(12 Del. C. ss.3801 et seq.) (the "Act").

                  1. Name. The name of the statutory trust formed hereby is LONG
BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C.

                  2. Owner Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square
North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

                  3. Effective Date. This Certificate of Trust will be effective upon filing.

                  IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust in accordance with Section
3811(a) of the Act.

                                 WILMINGTON TRUST COMPANY, as Owner Trustee

                                 By:
                                      --------------------------------------
                                      Name:
                                      Title:

                                   EXHIBIT B-1

                          [FORM OF CLASS R CERTIFICATE]

THIS CLASS R CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY
STATE. ACCORDINGLY, ANY TRANSFER OF THIS CLASS R CERTIFICATE IS SUBJECT TO
CERTAIN RESTRICTIONS SET FORTH IN SECTION 3.7 OF THE TRUST AGREEMENT. BY ITS
ACCEPTANCE OF THIS CLASS R CERTIFICATE THE HOLDER OF THIS CLASS R CERTIFICATE IS
DEEMED TO REPRESENT TO THE TRANSFEROR AND THE OWNER TRUSTEE (I) THAT IT IS AN
INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE
501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT
(AN "INSTITUTIONAL ACCREDITED INVESTOR") AND THAT IT IS ACQUIRING THIS CLASS R
CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A
FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED
INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR
INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, THE
PUBLIC DISTRIBUTION HEREOF OR (II) THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER"
AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS CLASS R
CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A
FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL
BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS R CERTIFICATE MAY BE MADE BY ANY
PERSON UNLESS EITHER (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE
TRANSFEROR, (II) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN INSTITUTIONAL
ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM
SPECIFIED IN THE TRUST AGREEMENT, TO THE EFFECT THAT IT IS AN INSTITUTIONAL
ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF
OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE
INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS
FIDUCIARY CAPACITY), (III) SO LONG AS THIS CLASS R CERTIFICATE IS ELIGIBLE FOR
RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR
OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER
DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A),
ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY
OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO
WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE
ON RULE 144A, OR (IV) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A
TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN
WHICH CASE (A) THE OWNER TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE
TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER

TRUSTEE AND THE TRANSFEROR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH
CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE
AND THE TRANSFEROR, AND (B) THE OWNER TRUSTEE MAY REQUIRE A WRITTEN OPINION OF
COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE TRUST, THE TRANSFEROR OR THE
OWNER TRUSTEE) SATISFACTORY TO THE TRANSFEROR AND THE OWNER TRUSTEE TO THE
EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE
OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR CLASS R CERTIFICATES WITH A
FACE AMOUNT OF LESS THAN $100,000 AND, IN THE CASE OF ANY PERSON ACTING ON
BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION
3(A)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR CLASS R
CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $100,000 FOR EACH SUCH THIRD PARTY.

NO TRANSFER OF THIS CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO ANY
PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE
TO THE EFFECT THAT SUCH TRANSFEREE IS NOT (A) AN EMPLOYEE BENEFIT PLAN (AS
DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974,
AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR
(B) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE
(EACH, A "BENEFIT PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS
OF A BENEFIT PLAN. EACH TRANSFEREE OF A BENEFICIAL OWNERSHIP INTEREST IN THIS
CLASS R CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A BENEFIT PLAN
AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A BENEFIT PLAN.

NO TRANSFER OR SALE OF THIS CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE IF
THE TRANSFER OR SALE INCREASES THE NUMBER OF CERTIFICATEHOLDERS TO MORE THAN
NINETY-NINE (99).

THE HOLDER OF THIS CLASS R CERTIFICATE REPRESENTS, BY VIRTUE OF ITS ACCEPTANCE
HEREOF, (I) THAT IT IS ACQUIRING THIS CLASS R CERTIFICATE FOR ITS OWN BEHALF AND
IS NOT ACTING AS AGENT OR CUSTODIAN FOR ANY OTHER PERSON OR ENTITY IN CONNECTION
WITH SUCH ACQUISITION, (II) IF THE HOLDER IS A PARTNERSHIP, GRANTOR TRUST OR S
CORPORATION FOR FEDERAL INCOME TAX PURPOSES (A "FLOW-THROUGH ENTITY"), ANY CLASS
R CERTIFICATE OWNED BY SUCH FLOW-THROUGH ENTITY WILL REPRESENT LESS THAN 50% OF
THE VALUE OF ALL THE ASSETS OWNED BY SUCH FLOW-THROUGH ENTITY AND NO SPECIAL
ALLOCATION OF INCOME, GAIN, LOSS, DEDUCTION OR CREDIT FROM SUCH CLASS R
CERTIFICATE WILL BE MADE AMONG THE BENEFICIAL OWNERS OF SUCH FLOW-THROUGH
ENTITY, AND (III) THE HOLDER IS A UNITED STATES PERSON WITHIN THE MEANING OF THE
CODE.

                                      B-1-2

TRANSFER OF THIS CLASS R CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET
FORTH IN SECTION 3.7 OF THE AGREEMENT.

                                      B-1-3

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

                   UNDER AMENDED AND RESTATED TRUST AGREEMENT

                          DATED AS OF DECEMBER 1, 2004

Certificate Number:

                  Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee (the "Owner Trustee") under an
Amended and Restated Trust Agreement, dated as of December 1, 2004, between Long
Beach Acceptance Receivables Corp., a Delaware corporation (the "Transferor")
and the Owner Trustee (the "Trust Agreement"), hereby certifies that LONG BEACH
ACCEPTANCE RECEIVABLES CORP. is the Holder of this Class R Certificate representing the entire beneficial interest in the Long Beach Acceptance Auto
Receivables Trust (the "Trust") created by the Trust Agreement. This Class R
Certificate is issued pursuant to and is entitled to the benefits of the Trust
Agreement, and the Class R Certificateholder by acceptance hereof agrees to be bound by the terms of the Trust Agreement. Reference is hereby made to the Trust
Agreement for a statement of the rights and obligations of the Class R
Certificateholder hereof. The Owner Trustee may treat the person shown on the register maintained by the Owner Trustee pursuant to the Trust Agreement as the absolute Class R Certificateholder hereof for all purposes.

                  Capitalized terms used herein without definition have the
meanings ascribed to them in or by reference to the Trust Agreement.

                  The Class R Certificateholder hereof, by its acceptance of this Class R Certificate, warrants and represents to, and agrees with, the Owner
Trustee that it shall not transfer this Class R Certificate except in accordance with the Trust Agreement.

                  The Class R Certificateholder, by acceptance of its Class R
Certificate, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Spread Account Agreement prior to the release of such monies pursuant to Section 5.6 of the Sale and Servicing
Agreement, such monies being held in trust for the benefit of the Class A
Noteholders and the Note Insurer. Notwithstanding the foregoing, in the event that it is ever determined that provisions of the Sale and Servicing Agreement and the Spread Account Agreement shall be considered to constitute a security agreement and the Transferor and the Class R Certificateholder hereby grant to the Collateral Agent for the benefit of the Class A Noteholders and the Note
Insurer a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03 of the Spread Account Agreement. In addition the Class R Certificateholder, by acceptance of its Class R
Certificate, hereby appoints the Transferor as its agent to pledge a first priority perfected security interest in the Spread Account, and any amounts held therein from time to time to the Collateral Agent pursuant to the Spread Account
Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant and confirmation, as well as financing statements, in each case as the Note Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the Collateral (as such terms are defined in the Spread Account Agreement).

                                      B-1-4

                  This Class R Certificate and the Trust Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict-of-law principles.

                                      B-1-5

                  IN WITNESS WHEREOF, the Trust, pursuant to the Trust
Agreement, has caused this Class R Certificate to be issued as of the date hereof.

                             LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

                             By:  Wilmington Trust Company,
                                  not in its individual capacity
                                  but solely as Owner Trustee

                             By:
                                  -------------------------------------------
                                  Name:
                                  Title:

Dated:  December 9, 2004

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                             WILMINGTON TRUST COMPANY,
                             not in its individual capacity
                             but solely as Owner Trustee

                             By:  Wilmington Trust Company,
                                  Authenticating Agent

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

Dated:  December 9, 2004

                                      B-1-6

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

--------------------------------------------------------------------------------

(Please print or typewrite name and address, including postal zip code, of assignee)

--------------------------------------------------------------------------------

the within Class R Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_____________________________________ Attorney to transfer said Class R
Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                           *
                                  -----------------------------------------

                                                                           *
                                  -----------------------------------------

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Class R Certificate in every particular, without alteration, enlargement or any change whatever.

                                      B-1-7

                                                                     EXHIBIT B-2

                          [FORM OF CLASS C CERTIFICATE]

THIS CLASS C CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY
STATE. ACCORDINGLY, ANY TRANSFER OF THIS CLASS C CERTIFICATE IS SUBJECT TO
CERTAIN RESTRICTIONS SET FORTH IN SECTION 3.7 OF THE TRUST AGREEMENT. BY ITS
ACCEPTANCE OF THIS CLASS C CERTIFICATE THE HOLDER OF THIS CLASS C CERTIFICATE IS
DEEMED TO REPRESENT TO THE TRANSFEROR AND THE OWNER TRUSTEE (I) THAT IT IS AN
INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE
501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT
(AN "INSTITUTIONAL ACCREDITED INVESTOR") AND THAT IT IS ACQUIRING THIS CLASS C
CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A
FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED
INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR
INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, THE
PUBLIC DISTRIBUTION HEREOF OR (II) THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER"
AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS CLASS C
CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A
FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL
BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS C CERTIFICATE MAY BE MADE BY ANY
PERSON UNLESS EITHER (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE
TRANSFEROR, (II) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN INSTITUTIONAL
ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM
SPECIFIED IN THE TRUST AGREEMENT, TO THE EFFECT THAT IT IS AN INSTITUTIONAL
ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF
OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE
INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS
FIDUCIARY CAPACITY), (III) SO LONG AS THIS CLASS C CERTIFICATE IS ELIGIBLE FOR
RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR
OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER
DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A),
ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY
OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO
WHOM NOTICE IS GIVEN THAT THE SALE,

PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (IV) SUCH SALE,
PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE
REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE OWNER
TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE
TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE TRANSFEROR IN WRITING THE FACTS
SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE
SATISFACTORY TO THE OWNER TRUSTEE AND THE TRANSFEROR, AND (B) THE OWNER TRUSTEE
MAY REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF
THE TRUST, THE TRANSFEROR OR THE OWNER TRUSTEE) SATISFACTORY TO THE TRANSFEROR
AND THE OWNER TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE
SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON
FOR CLASS C CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $100,000 AND, IN THE
CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A
BANK (AS DEFINED IN SECTION 3(A)(2) OF THE SECURITIES ACT) ACTING IN ITS
FIDUCIARY CAPACITY), FOR CLASS C CERTIFICATES WITH A FACE AMOUNT OF LESS THAN
$100,000 FOR EACH SUCH THIRD PARTY.

NO TRANSFER OF THIS CLASS C CERTIFICATE SHALL BE PERMITTED TO BE MADE TO ANY
PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE
TO THE EFFECT THAT SUCH TRANSFEREE IS NOT (A) AN EMPLOYEE BENEFIT PLAN (AS
DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974,
AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR
(B) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE
(EACH, A "BENEFIT PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS
OF A BENEFIT PLAN. EACH TRANSFEREE OF A BENEFICIAL OWNERSHIP INTEREST IN THIS
CLASS C CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A BENEFIT PLAN
AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A BENEFIT PLAN.

NO TRANSFER OR SALE OF THIS CLASS C CERTIFICATE SHALL BE PERMITTED TO BE MADE IF
THE TRANSFER OR SALE INCREASES THE NUMBER OF CERTIFICATEHOLDERS TO MORE THAN
NINETY-NINE (99).

THE HOLDER OF THIS CLASS C CERTIFICATE REPRESENTS, BY VIRTUE OF ITS ACCEPTANCE
HEREOF, (I) THAT IT IS ACQUIRING THIS CLASS C CERTIFICATE FOR ITS OWN BEHALF AND
IS NOT ACTING AS AGENT OR CUSTODIAN FOR ANY OTHER PERSON OR ENTITY IN CONNECTION
WITH SUCH ACQUISITION, (II) IF THE HOLDER IS A PARTNERSHIP, GRANTOR TRUST OR S
CORPORATION FOR FEDERAL INCOME TAX PURPOSES (A "FLOW-THROUGH ENTITY"), ANY CLASS
C CERTIFICATE OWNED BY SUCH FLOW-THROUGH ENTITY WILL REPRESENT LESS THAN 50% OF
THE VALUE OF ALL THE ASSETS OWNED BY SUCH FLOW-THROUGH ENTITY AND NO SPECIAL
ALLOCATION OF INCOME, GAIN, LOSS, DEDUCTION OR CREDIT FROM SUCH CLASS C
CERTIFICATE WILL BE MADE AMONG THE

                                      B-2-2

BENEFICIAL OWNERS OF SUCH FLOW-THROUGH ENTITY, AND (III) THE HOLDER IS A UNITED
STATES PERSON WITHIN THE MEANING OF THE CODE.

TRANSFER OF THIS CLASS C CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET
FORTH IN SECTION 3.7 OF THE AGREEMENT.

                                      B-2-3

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

                   UNDER AMENDED AND RESTATED TRUST AGREEMENT

                          DATED AS OF DECEMBER 1, 2004

   Certificate No. 1       Initial Principal Balance:    Certificate Rate: 6.00%
                                 $7,954,545.45
  First Payment Date:
   January 18, 2005

         Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee (the "Owner Trustee") under an Amended and Restated Trust Agreement, dated as of December 1, 2004, between Long Beach
Acceptance Receivables Corp., a Delaware corporation (the "Transferor") and the
Owner Trustee (the "Trust Agreement"), hereby certifies that GREENWICH CAPITAL
MARKETS, INC. is the Holder of this Class C Certificate representing the right to receive interest and principal distributions in accordance with the terms of the Sale and Servicing Agreement. This 6.00% Class C Certificate is issued pursuant to and is entitled to the benefits of the Trust Agreement, and the
Class C Certificateholder by acceptance hereof agrees to be bound by the terms of the Trust Agreement. Reference is hereby made to the Trust Agreement for a statement of the rights and obligations of the Class C Certificateholder hereof.
The Owner Trustee may treat the person shown on the register maintained by the
Owner Trustee pursuant to the Trust Agreement as the absolute Class C
Certificateholder hereof for all purposes.

         Capitalized terms used herein without definition have the meanings ascribed to them in or by reference to the Trust Agreement.

         The Class C Certificateholder hereof, by its acceptance of this Class C
Certificate, warrants and represents to, and agrees with, the Owner Trustee that it shall not transfer this Class C Certificate except in accordance with the
Trust Agreement.

         The Class C Certificateholder, by acceptance of its Class C
Certificate, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Sale and Servicing Agreement or the
Spread Account Agreement prior to the release of such monies pursuant to
Sections 5.6(c) or 5.6(d) of the Sale and Servicing Agreement, such monies being held in trust for the benefit of the Class A Noteholders and the Note Insurer.
Notwithstanding the foregoing, in the event that it is ever determined that provisions of the Sale and Servicing Agreement and the Spread Account Agreement
shall be considered to constitute a security agreement and the Transferor and the Class C Certificateholder hereby grant to the Collateral Agent for the benefit of the Class A Noteholders and the Note Insurer a first priority perfected security interest in such amounts, to be applied as set forth in
Section 3.03 of the Spread Account Agreement and Section 5.6 of the Sale and
Servicing Agreement.

                                     B-2-4

         This Class C Certificate and the Trust Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of
Delaware, without regard to conflict-of-law principles.

                                     B-2-5

         IN WITNESS WHEREOF, the Trust, pursuant to the Trust Agreement, has caused this Class C Certificate to be issued as of the date hereof.

                                           LONG BEACH ACCEPTANCE AUTO
                                           RECEIVABLES TRUST 2004-C

                                           By: Wilmington Trust Company,
                                               not in its individual capacity
                                               but solely as Owner Trustee

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Dated: December 9, 2004

         This is one of the Class C Certificates referred to in the within-mentioned Agreement.

                                           WILMINGTON TRUST COMPANY,
                                           not in its individual capacity
                                           but solely as Owner Trustee

                                           By: Wilmington Trust Company,
                                               Authenticating Agent

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Dated: December 9, 2004

                                     B-2-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)

--------------------------------------------------------------------------------
the within Class C Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_____________________________________ Attorney to transfer said Class C
Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                               *
                                        ---------------------------------------

                                                                               *
                                        ---------------------------------------

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Class C Certificate in every particular, without alteration, enlargement or any change whatever.

                                     B-2-7

                                                                       EXHIBIT C

                    [FORM OF "QUALIFIED INSTITUTIONAL BUYER"
                            TRANSFEREE'S CERTIFICATE]

                                     [Date]

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE  19890-0001
Attn:  Corporate Trust Administration

Long Beach Acceptance Receivables Corp.
One Mack Centre Drive
Paramus, NJ  07652
Attn:  President

         Re: Long Beach Acceptance Auto Receivables Trust 2004-C

Ladies and Gentlemen:

         In connection with the proposed purchase by the buyer listed below (the
"Buyer") of the Class [C][R] Certificates (as defined below) issued pursuant to the Amended and Restated Trust Agreement, dated as of December 1, 2004 (the
"Trust Agreement"), between Long Beach Acceptance Receivables Corp., as
Transferor (the "Transferor") and Wilmington Trust Company, as trustee (the
"Owner Trustee"), relating to Long Beach Acceptance Auto Receivables Trust
2004-C (the " Class [C][R] Certificates"), the Buyer advises you as follows: (i)
the Buyer is a "qualified institutional buyer" as that term is defined in Rule
144A under the Securities Act of 1933, as amended (the "1933 Act") and is acquiring beneficial ownership of the Class [C][R] Certificates for its own account or for the account of not more than _ persons, each of which is a
"qualified institutional buyer"; and (ii) the Buyer satisfies the requirements of paragraph (a)(2)(ii) of Rule 3a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition to the foregoing, you may rely on the information provided in Annex 1 or 2, as applicable, attached hereto and incorporated herein.

         The Buyer understands that the Class [C][R] Certificates have not been registered under the 1933 Act or the securities laws of any state. The Buyer acknowledges that it has independently conducted such investigation and evaluation of the merits and the risks involved in an investment in the Class
[C][R] Certificates and has received such information (whether from the
Transferor, the Owner Trustee, the transferor from which it proposes to purchase
Class [C][R] Certificates, or from any other source) as the Buyer has deemed necessary and advisable in order to make its investment decision. The Buyer has had any questions arising from such investigation and evaluation answered by the
Transferor to the satisfaction of the Buyer. The Buyer is a sophisticated institutional investor, having such knowledge and experience in financial and business matters generally, and with respect to asset-backed securities and investments in "non-prime" automobile loans specifically, that it is capable of independently

evaluating the merits and risks of investment in the Class [C][R] Certificates.
In the normal course of its business, the Buyer invests in or purchases securities similar to the Class [C][R] Certificates. The Buyer is aware that it may be required to bear the economic risk of an investment in the Class [C][R]
Certificates for an indefinite period of time, and it is able to bear such risk for an indefinite period.

                                            Very truly yours,

                                            [BUYER]

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            Taxpayer ID:
                                                        ------------------------

                                            Name in which Class [C][R]
                                            Certificate is to be Registered:

                                            ------------------------------------

                                            Address for Notices:

                                            ------------------------------------

                                            Payment Instructions:

                                            ------------------------------------

                                      C-2

                                                            ANNEX 1 TO EXHIBIT C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows to the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates with respect to the Rule 144A Securities described therein:

         1. As indicated below, the undersigned is the President, Chief
Financial Officer, Senior Vice President or other executive officer of the
Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities
Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the
Buyer satisfies the criteria in the category marked below.

[ ] Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

[ ] Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

[ ] Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

[ ] Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-------------------------------------

(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                      C-3

[ ] Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

[ ] State or Local Plan. The Buyer is a plan established and maintained by a
State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

[ ] ERISA Plan. The Buyer is an employee benefit plan within the meaning of
Title I of the Employee Retirement Income Security Act of 1974.

[ ] Investment Advisor. The Buyer is an investment advisor registered under the
Investment Advisers Act of 1940.

[ ] Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c)
or (d) of the Small Business Investment Act of 1958.

[ ] Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

[ ] Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA
Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R. 10 (Keogh) plan.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the
Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the
Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Class [C][R]
Certificates are

                                      C-4

relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a Bank or Savings and Loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                            ------------------------------------
                                            Print Name of Buyer

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            Date:

                                      C-5

                                                            ANNEX 2 TO EXHIBIT C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers that are Registered Investment Companies]

         The undersigned hereby certifies as follows to the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates with respect to the Rule 144A Securities described therein:

         1. As indicated below, the undersigned is the President, Chief
Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a
"qualified institutional buyer" as that term is defined in Rule 144A under the
Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii)
as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

         [ ] The Buyer owned $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
         144A).

         [ ] The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
         144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                                      C-6

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Qualified Institutional Buyer Transferee's Certificate to
which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Rule 144A Securities, the undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                       -----------------------------------------
                                       Print Name of Buyer or Adviser

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       IF AN ADVISER:

                                       -----------------------------------------
                                       Print Name of Buyer

                                       Date:

                                      C-7

                                                                       EXHIBIT D

            [FORM OF "ACCREDITED INVESTOR" TRANSFEREE'S CERTIFICATE]

                                     [Date]

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attn:  Corporate Trust Administration

Long Beach Acceptance Receivables Corp.
One Mack Centre Drive
Paramus, NJ 07652
Attn:  President

         Re: Long Beach Acceptance Auto Receivables Trust 2004-C

Dear Sirs:

         In connection with the proposed purchase by the buyer listed below (the
"Buyer") of Class [C][R] Certificates (as defined below) issued pursuant to the
Amended and Restated Trust Agreement, dated as of December 1, 2004 (the "Trust
Agreement"), between Long Beach Acceptance Receivables Corp., as Transferor (the
"Transferor"), and Wilmington Trust Company, as trustee (the "Owner Trustee"), relating to Long Beach Acceptance Auto Receivables Trust 2004-C (the "Class
[C][R] Certificates"), the Buyer confirms that:

         1. The Buyer understands that the Class [C][R] Certificates have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and may not be sold except as permitted in the following sentence. The Buyer agrees, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that such Class [C][R] Certificates may be resold, pledged or transferred only: (i) so long as such Class [C][R] Certificates are eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A"), to a person who the Buyer reasonably believes is a "qualified institutional buyer" as defined in Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB, to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (ii) pursuant to an exemption from registration under the 1933 Act provided by Rule 144 (if applicable) under the
1933 Act or (iii) to an institution that is an "Accredited Investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the 1933 Act (an "Accredited Investor")
that is acquiring the Class [C][R] Certificates for investment purposes and not for distribution, in each case in accordance with any applicable securities laws of any state of the United States, and the Buyer will notify any purchaser of the Class [C][R] Certificates from it of the above resale restrictions. The
Buyer further understands that in connection with any transfer of the Class
[C][R] Certificates to an Accredited Investor by it that the Transferor or Owner
Trustee may request, and if so requested the Buyer will furnish, such certificates and other information as they may reasonably require to confirm any such transfer with the foregoing restrictions.

         2. The Buyer is an institutional investor which is an Accredited
Investor or, if the Class [C][R] Certificates are to be purchased for one or more institutional accounts ("investor accounts") for which it is acting as fiduciary or agent (except if it is a bank as defined in Section 3(a)(2) of the
1933 Act, or a savings and loan association or other institution as described in
Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or in a fiduciary capacity), each such investor account is an institutional investor and an Accredited Investor on a like basis. In the normal course of its business, the Buyer invests in or purchases securities similar to the Class [C][R]
Certificates.

         3. The Buyer satisfies the requirements of paragraph (a)(2)(i) of Rule
3a-7 of the Investment Company Act of 1940, as amended.

         4. The Buyer acknowledges that it has independently conducted such investigation and evaluation of the merits and the risks involved in an investment in the Class [C][R] Certificates and has received such information
(whether from the Transferor, the Servicer, the transferor from which it proposes to purchase Class [C][R] Certificates, or from any other source) as the
Buyer has deemed necessary and advisable in order to make its investment decision. The Buyer has had any questions arising from such investigation and evaluation answered by the Transferor to the satisfaction of the Buyer. The
Buyer is a sophisticated institutional investor, having such knowledge and experience in financial and business matters generally, and with respect to asset-backed securities and investments in "non-prime" automobile loans specifically, that it is capable of independently evaluating the merits and risks of investment in the Class [C][R] Certificates. In the normal course of its business, the Buyer invests in or purchases securities similar to the Class
[C][R] Certificates. The Buyer is aware that it (or any investor account) may be required to bear the economic risk of an investment in the Class [C][R]
Certificates for an indefinite period of time, and it (or such account) is able to bear such risk for an indefinite period.

                                            Very truly yours,

                                            [BUYER]

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                      D-2

                                                                       EXHIBIT E

                       [FORM OF TRANSFEROR'S CERTIFICATE]

                                     [Date]

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attn:  Corporate Trust Administration

         Re: Long Beach Acceptance Auto Receivables Trust 2004-C

         Ladies and Gentlemen:

         In connection with the disposition by the transferor listed below (the
"Transferor") of Class [C][R] Certificates (as defined below) issued pursuant to the Amended and Restated Trust Agreement, dated as of December 1, 2004 (the
"Trust Agreement") between Long Beach Acceptance Receivables Corp., as
Transferor (the "Transferor"), and Wilmington Trust Company, as trustee (the
"Owner Trustee"), relating to Long Beach Acceptance Auto Receivables Trust
2004-C (the "Class [C][R] Certificates"), the Transferor certifies that:

         (a) the Transferor understands that the Class [C][R] Certificates have not been registered under the Securities Act of 1933, as amended (the "1933
Act"), and are being disposed of by the Transferor in a transaction that is exempt from the registration requirements of the 1933 Act; and

         (b) the Transferor has not offered or sold any Class [C][R]
Certificates to, or solicited offers to buy any Class [C][R] Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the 1933 Act.

                                        Very truly yours,

                                        [Name of Transferor]

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT F

                           [FORM OF ERISA CERTIFICATE]

                                     [Date]

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attn:  Corporate Trust Administration

Long Beach Acceptance Receivables Corp.
One Mack Centre Drive
Paramus, NJ 07652
Attn:  President

         Re: Long Beach Acceptance Auto Receivables Trust 2004-C

Ladies and Gentlemen:

[NAME OF OFFICER] hereby certifies that:

         1. That he [she] is [Title of Officer] ____________________ of [Name of
Transferee] ___________________________________________ (the "Transferee"), a
[savings institution] [corporation] duly organized and existing under the laws of [the State of ________] [the United States], on behalf of which he [she]
makes this affidavit.

         2. The Transferee (1) is not, and on _______________ [insert date of transfer of Class [C][R] Certificate to Transferee] will not be, and on such date will not be acting on behalf of or investing the assets of (a) an "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of
Title I of ERISA or (b) a "plan" (as defined in Section 4975(e)(1) of the
Internal Revenue Code of 1986, as amended (the "Code")) that is subject to
Section 4975 of the Code (each, a "Benefit Plan").

         3. In connection with the proposed purchase by the Transferee of the
Class [C][R] Certificate issued pursuant to the Trust Agreement (the
"Agreement") between Long Beach Acceptance Receivables Corp., as Transferor (the
"Transferor"), and Wilmington Trust Company, as trustee (the "Owner Trustee"), dated as of December 1, 2004, the Transferee hereby acknowledges that under the terms of the Agreement no transfer of any Class [C][R] Certificate (as defined in the Agreement) shall be permitted to be made to any person unless the Owner
Trustee has received a certificate from such transferee to the effect that such transferee is not a Benefit Plan and is not acting on behalf of or investing the assets of a Benefit Plan.

         [4. The Class [C][R] Certificates shall be registered in the name of
_______________________ as nominee for the Transferee.]

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its
[Title of Officer] _______________, this__ day of ____________.

                                           [Name of Transferee]

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

The undersigned hereby acknowledges
that it is holding and will hold the Class [C][R]
Certificates at the exclusive direction of and
as nominee of the Investor named above.

[Name of Nominee]

By:
   --------------------------------
   Name:
   Title:

                                      F-2

                                                                       EXHIBIT G

                    [FORM OF FLOW THROUGH ENTITY CERTIFICATE]

                                     [Date]

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attn:  Corporate Trust Administration

Long Beach Acceptance Receivables Corp.
One Mack Centre Drive
Paramus, NJ 07652
Attn:  President

         Re: Long Beach Acceptance Auto Receivables Trust 2004-C

Ladies and Gentlemen:

[NAME OF OFFICER] hereby certifies that:

         1. That he [she] is [Title of Officer] ____________ of [Name of
Transferee] _______________________________ (the "Transferee"), a [savings institution] [corporation] duly organized and existing under the laws of [the
State of ____________] [the United States], on behalf of which he [she] makes this affidavit.

         2. The Transferee (a) is acquiring the Class [C][R] Certificate (as defined below) for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition, (b) if the
Transferee is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow Through Entity"), any Class [C][R] Certificate owned by such Flow Through Entity will represent less than 50% of the value of all the assets owned by such Flow Through Entity and no special allocation of income, gain, loss, deduction or credit from such Class [C][R] Certificate will be made among the beneficial owners of such Flow Through Entity, and (c) the Transferee is a United States person within the meaning of the Internal Revenue Code of
1986, as amended.

         3. The Transferee hereby acknowledges that under the terms of the
Amended and Restated Trust Agreement (the "Agreement") between Long Beach
Acceptance Receivables Corp., as Transferor (the "Transferor"), and Wilmington
Trust Company, as trustee (the "Owner Trustee"), dated as of December 1, 2004 no transfer of any Class [C][R] Certificate (as defined in the Agreement) shall be permitted to be made to any person unless the Owner Trustee has received a certificate from such transferee to the effect that such transferee (a) is acquiring the Class [C][R] Certificate for its own behalf

and is not acting as agent or custodian for any other person or entity in connection with such acquisition, (b) if the transferee is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow Through
Entity"), any Class [C][R] Certificate owned by such Flow Through Entity will represent less than 50% of the value of all the assets owned by such Flow
Through Entity and no special allocation of income, gain, loss, deduction or credit from such Class [C][R] Certificate will be made among the beneficial owners of such Flow Through Entity, and (c) the transferee is a United States person within the meaning of the Internal Revenue Code of 1986 as amended.

         [4. The Class [C][R] Certificates shall be registered in the name of as nominee for the Transferee.]

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its
[Title of Officer) _____________________________, this ___ day of -----------.

                                         [NAME OF TRANSFEREE]

                                         By:
                                            --------------------------------
                                         Name:
                                         Title:

The undersigned hereby acknowledges
that it is holding and will hold the Class [C][R]
Certificates at the exclusive direction of and
as nominee of the Investor named above.

[NAME OF NOMINEE]

By:
   ---------------------------------
Name:
Title:

                                      G-2